UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2006

DataWave Systems Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26698	98-0186455
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Wayne Interchange Plaza One, 145 Route 46 West, 3rd Floor, Wayne, New Jersey		07470
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(973) 774-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

DataWave Systems Inc. ("DataWave") announced that at its annual stockholders’ meeting, held on December 14, 2006 at DataWave’s principal operating office located at 13575 Commerce Parkway, Suite 110, Richmond, British Columbia, Canada, at the hour of 10:00 a.m. (local time in Richmond, B.C.), the stockholders of DataWave approved the proposed acquisition of DataWave by InComm Holdings, Inc. ("InComm") in an all-cash merger transaction.

Under the terms of the approved merger transaction, InComm will acquire DataWave, which will become a wholly owned subsidiary of InComm, and DataWave will cease to be a public company and its stock will no longer be publicly traded. Closing of the merger transaction is subject to satisfaction of other closing conditions, and is currently anticipated to occur on January 2, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DataWave Systems Inc.

December 14, 2006	By:	/s/ John Gunn

Name: John Gunn
Title: General Manager and Chief Financial Officer